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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 4, 2004


                               ALTRIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Virginia                     1-8940                    13-3260245
(State or other jurisdiction     (Commission            (I.R.S. Employer
of incorporation)                File Number)            Identification No.)


120 Park Avenue, New York, New York                          10017-5592
(Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (917) 663-4000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.    Regulation FD Disclosure

     On November 4, 2004, Altria Group, Inc. (the "Company") issued a press release concerning the presentation by Louis Camilleri, Chairman and Chief Executive Officer of the Company to the Morgan Stanley Global Consumer Conference. A copy of the press release is attached as Exhibit 99.1. The text of Mr. Camilleri's remarks is attached as Exhibit 99.2 and a reconciliation of certain financial data contained in Mr. Camilleri's remarks to generally accepted accounting principles is attached as Exhibit 99.3.

     In accordance with General Instruction B.2 of Form 8-K, the information in this current Report on Form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.       Financial Statements and Exhibits.

         (c)   Exhibits

         99.1     Altria Group, Inc. Press Release dated November 4, 2004

         99.2 Remarks by Louis Camilleri, Chairman and Chief Executive Officer, Altria Group, Inc.

         99.3 Reconciliation to Generally Accepted Accounting Principles of Certain Financial Data

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALTRIA GROUP, INC.

                                     By: /s/ G. Penn Holsenbeck
                                         ----------------------------------
                                   Name: G. Penn Holsenbeck
                                  Title: Vice President, Associate General
                                         Counsel and Corporate Secretary


DATE: November 4, 2004

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Altria Group, Inc. Press Release dated November 4, 2004

99.2 Remarks by Louis Camilleri, Chairman and Chief Executive Officer, Altria Group, Inc.

99.3 Reconciliation to Generally Accepted Accounting Principles of Certain Financial Data